EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

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In connection with the current report of Bel Fuse Inc (the "Company") on Form
8-K as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel Bernstein, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;and

(2) The information contained in the Report fairly presents, in all material respects, the pro forma financial condition and results of operations of the Company and Passive Components Group as of December 31, 2002 and for the year then ended.

(3) A signed original of this written statement required by Section 906 has been provided to Bel Fuse Inc. and will be retained by Bel Fuse Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 26, 2003

                                   By: /s/ Daniel Bernstein
                                       ---------------------------
                                       Daniel Bernstein, President
                                       and Chief Executive Officer

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.